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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 2, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                   000-50414              52-2208264
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         (State or Other             (Commission File         (IRS Employer
  Jurisdiction of Incorporation)         Number)           Identification No.)

            20425 Seneca Meadows Parkway, Germantown, Maryland 20876
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               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

     On January 28, 2005, the Board of Directors of Advancis Pharmaceutical Corporation (the "Company") approved an increase in the annual fee payable to the Company's non-employee directors for serving on the Company's Board of Directors from $15,000 to $20,000.

     In addition to the $20,000 annual fee payable to each non-employee director, for each scheduled in-person Board meeting, the Company will continue to pay these directors $2,500 for attending in person or $1,250 for attending telephonically. For each scheduled telephonic Board meeting, the Company will continue to pay each director $1,000 for attending. The Company will continue to pay an additional $2,000 annual fee to the chairman of each committee of the Board. Also, the Company will continue to pay $1,000 for each meeting of a committee of the Board attended. At such times as the Company has a non-employee Chairman of the Board, the Company will pay such individual an additional $10,000 annual fee. The Company will continue to reimburse its non-employee directors for reasonable expenses incurred to attend Board and committee meetings, as well as business meetings and functions attended on the Company's behalf. Directors who are also employees of the Company will continue to not receive any additional compensation for their services as our directors.

     In addition, the Company's stock incentive plan provides for the automatic grant of an option to purchase 20,000 shares of common stock to each of its non-employee directors on the date of each annual meeting of stockholders, provided the director continues to serve as a director following the meeting. The plan also provides for the automatic grant of an option to purchase 30,000 shares of common stock to each non-employee director who is first elected or appointed as a director after September 2, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCIS PHARMACEUTICAL CORPORATION

Date: February 2, 2005                  By:  /s/ Steven A. Shallcross
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                                             Steven A. Shallcross
                                             Senior Vice President and Chief
                                             Financial Officer